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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1034

       Date of Report (Date of earliest event reported): November 7, 2001



                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                           0-12385                  74-1541566
(State or Other               (Commission File              (IRS Employer
Jurisdiction of                    Number)                  Identification
Incorporation)                                              Number)



                 4101 Washington Avenue, Newport News, VA 23607
                     (Address of Principal Executive Office)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS

          Pursuant to an Agreement and Plan of Merger dated as of November 7, 2001 (the "Northrop Grumman Merger Agreement"), among Northrop Grumman Corporation ("Northrop Grumman"), Purchaser Corp. I, a wholly owned subsidiary of Northrop Grumman ("Purchaser"), and Newport News Shipbuilding Inc. (the "Company"), a copy of which is filed herewith as Exhibit 2.1, Northrop Grumman will amend its existing tender offer (the "Northrop Grumman Offer") to purchase all the outstanding shares of the Company common stock, par value $0.01 per share (the "Company Shares"): (a) to change the offer price to a price designed to provide a value of $67.50 per share in cash and/or Northrop Grumman common stock, as described below under "-- The Northrop Grumman Offer Consideration"; (b) to designate Purchaser as the bidder under the Northrop Grumman Offer; and (c) set November 29, 2001, as the initial expiration date for the Northrop Grumman offer. After Purchaser has consummated the Northrop Grumman Offer, the Company will be merged with and into Purchaser (the "Northrop Grumman Merger") and Purchaser will continue as the surviving corporation and as a wholly owned subsidiary of Northrop Grumman. In the Northrop Grumman Merger, stockholders of the Company will receive cash and/or Northrop Grumman common stock, as applicable, designed to provide a value of $67.50 in exchange for each Company Share, as described below under "-- The Northrop Grumman Merger Consideration".

          The parties intend to consummate the Northrop Grumman Offer and the Northrop Grumman Merger as soon as practicable following the satisfaction or waiver of the conditions to closing set forth in the Northrop Grumman Merger Agreement. The Northrop Grumman Offer is conditioned upon, among other things,
(i) acceptance of the Northrop Grumman Offer by holders of a majority of the Company Shares (on a fully diluted basis), (ii) the registration statement on Form S-4 filed by Northrop Grumman in connection with the Northrop Grumman Offer having been declared effective by the Securities and Exchange Commission and not subject to any stop order and (iii) other customary closing conditions.

THE NORTHROP GRUMMAN OFFER CONSIDERATION

          Offer Consideration to Be Paid. On the terms and subject to the conditions of the Northrop Grumman Offer, Northrop Grumman will exchange a combination of cash and newly issued Northrop Grumman common stock for Company Shares validly tendered in the Northrop Grumman Offer.

          Election Right. Each Company stockholder will have the right to elect to receive, for those Company Shares he or she validly tenders in the Northrop Grumman Offer, either

     o    $67.50 in cash, without interest, per Company Share; or

     o a number of shares of Northrop Grumman common stock (the "exchange ratio") designed to provide a value of $67.50 per Company Share,

subject, in each case, to the election and proration procedures and limitations described below.

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          Northrop Grumman will determine the exact exchange ratio by dividing
$67.50 by the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in The Wall Street Journal over the 5-day trading period ending on the trading day immediately preceding the second full trading day before the expiration of the Northrop Grumman Offer (the "Northrop Grumman Stock Value"). However, in no event will the exchange ratio be more than .84375 ($67.50/$80.00) or less than
 .675 ($67.50/$100.00). Northrop Grumman will issue a press release before 9:00 A.M., New York City time, on the second full trading day before the expiration of the Northrop Grumman Offer, announcing the exchange ratio and the Northrop Grumman Stock Value.

          Northrop Grumman will issue 16,636,885 shares of its common stock (the "Northrop Grumman Available Shares") in the Northrop Grumman Offer and the Northrop Grumman Merger. The portion of these shares available in the Northrop Grumman Offer (the "Offer Shares") will equal the number of Northrop Grumman Available Shares times the percentage of outstanding Company Shares tendered in the Northrop Grumman Offer. All Northrop Grumman Available Shares not exchanged in the Northrop Grumman Offer will be issued in the Northrop Grumman Merger (the "Remaining Northrop Grumman Available Shares").

          Northrop Grumman will pay $892,026,990 in cash for the Company Shares in the Northrop Grumman Offer and the Northrop Grumman Merger (the "Base Cash Amount"), subject to (i) increase for fractional shares, (ii) the adjustments as provided below plus (iii) the number of outstanding Company Shares increases due to option exercises minus (iv) certain indebtedness repaid to the Company with Company Shares, as contemplated in the Northrop Grumman Merger Agreement (the "Adjusted Cash Amount"). The adjustments to the Base Cash Amount referred to in clause (ii) above are as follows:

     o If the Northrop Grumman Stock Value is less than $90.00 but equal to or greater than $80.00, Northrop Grumman will increase the aggregate amount of cash available for the Northrop Grumman Offer and the Northrop Grumman Merger by the product of (a) the excess of $90.00 over the Northrop Grumman Stock Value and (b) the number of Northrop Grumman Available Shares.

     o If the Northrop Grumman Stock Value is less than $80.00, Northrop Grumman will increase the aggregate of amount of cash available for the Northrop Grumman Offer and the Northrop Grumman Merger by $166,368,850.

     o If the Northrop Grumman Stock Value is greater than $90.00 but less than or equal to $100.00, Northrop Grumman will reduce the aggregate amount of cash available for the Northrop Grumman Offer and the Northrop Grumman Merger by the product of (a) the excess of the Northrop Grumman Stock Value over $90.00 and (b) the number of Northrop Grumman Available Shares.

     o If the Northrop Grumman Stock Value is greater than $100.00, Northrop Grumman will reduce the aggregate of amount of cash available for the Northrop Grumman Offer and the Northrop Grumman Merger by $166,368,850.

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The amount of cash available in the Northrop Grumman Offer (the "Offer Cash
Amount") will equal the Adjusted Cash Amount multiplied by the percentage of outstanding Company Shares tendered in the Northrop Grumman Offer.

          Because of the manner in which the exchange ratio is calculated, holders of Company shares who receive solely Northrop Grumman common stock or a combination of Northrop Grumman common stock and cash in the Northrop Grumman Offer or the Northrop Grumman Merger will receive $67.50 per Company Share of value (based on the Northrop Grumman Stock Value) if the Northrop Grumman Stock Value is between $80.00 and $100.00, will receive less than $67.50 per Company Share of value if the Northrop Grumman Stock Value is less than $80.00 and will receive more than $67.50 per Company Share of value if the Northrop Grumman Stock Value is more than $100.00.

          Consequences of Over- and Under-Election. If Company stockholders elect to receive pursuant to the Northrop Grumman Offer cash in excess of the Offer Cash Amount, the amount of cash that Company stockholders will receive for each Company Share for which they made a cash election will be reduced pro rata so the total amount of cash that Northrop Grumman will pay to all Company stockholders in the Northrop Grumman Offer will equal the Offer Cash Amount. If this reduction occurs, in addition to the reduced amount of cash, Northrop Grumman will issue, in respect of each Company Share for which a cash election was made, shares of Northrop Grumman common stock in lieu of the cash the Company stockholder would have otherwise received. The number of shares of Northrop Grumman common stock to be issued for each Company Share subject to a cash reduction in this situation will be calculated by multiplying the exchange ratio by the percentage reduction in the cash consideration paid to Company stockholders making cash elections.

          If Company stockholders elect to receive pursuant to the Northrop Grumman offer shares of Northrop Grumman common stock in excess of the Offer Shares, the number of shares of Northrop Grumman common stock that Company stockholders will receive for each Company Share for which they made a share election will be reduced pro rata so that the total number of shares that Northrop Grumman will issue to all Company stockholders in the Northrop Grumman offer will equal the Offer Shares. If this reduction occurs, in addition to the reduced number of Northrop Grumman shares, Northrop Grumman will pay, in respect of each Company Share for which a share election was made, cash in lieu of the Northrop Grumman shares that the Company stockholder would have otherwise received. The amount of cash to be paid for each Company Share subject to a share election in this situation will be calculated by multiplying $67.50 by the percentage reduction in Northrop Grumman shares issued to Company stockholders making share elections.

          In the case of an over-election for either cash or Northrop Grumman shares, those Company stockholders who fail to make a valid election with respect to their shares will receive the under-elected form of consideration for those shares. If all Company stockholders together make valid cash elections for less than the Offer Cash Amount and valid share elections for fewer than all the Offer Shares, all of the remaining cash and Northrop Grumman shares that will be paid and issued in Northrop Grumman Offer will be allocated pro rata among non-electing holders of Company Shares.

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THE NORTHROP GRUMMAN MERGER CONSIDERATION

          Merger Consideration to Be Paid. On the terms and subject to the conditions of the Northrop Grumman Merger Agreement, Northrop Grumman will exchange a combination of cash and newly issued Northrop Grumman common stock for all Company Shares outstanding at the time Northrop Grumman completes the Northrop Grumman Merger.

          Election Right. Each Company stockholder may make for each Company Share exchanged pursuant to the Northrop Grumman Merger, either an election
(i) for $67.50 in cash or (ii) for shares of Northrop Grumman common stock, subject, in each case, to the election and proration procedures and limitations described below.

          Consequences of Over- and Under-Election. Pursuant to the Northrop Grumman Merger, Northrop Grumman will (a) issue the Remaining Northrop Grumman Available Shares and (b) distribute cash in an amount equal to (i) the Adjusted Cash Amount minus (ii) the amount of cash paid in the Northrop Grumman Offer (the "Remaining Cash Amount"), subject to increase for fractional shares.

          If Company stockholders elect to receive pursuant to the Northrop Grumman Merger cash in excess of the Remaining Cash Amount, the amount of cash that Company stockholders will receive for each Company Share for which they made a cash election will be reduced pro rata so that the total amount of cash that Northrop Grumman will pay to all Company stockholders pursuant to the Northrop Grumman Merger will equal the Remaining Cash Amount. If this reduction occurs, in addition to the reduced cash, Northrop Grumman will issue, in respect of each Company Share for which a cash election was made, shares of Northrop Grumman common stock in lieu of the cash the Company stockholders would have otherwise received. The number of shares of Northrop Grumman common stock to be issued for each Company Share subject to a cash reduction in this situation will be calculated by multiplying the exchange ratio by the percentage reduction in the cash consideration paid to Company stockholders making cash elections.

          If Company stockholders elect to receive pursuant to the Northrop Grumman Merger shares of Northrop Grumman common stock in excess of the number of Remaining Northrop Grumman Available Shares, the number of shares of Northrop Grumman common stock that Company stockholders will receive for each Company Share for which they made a share election will be reduced pro rata so that the total number of shares that Northrop Grumman will issue to all Company stockholders pursuant to the Northrop Gruman Merger will equal the number of Remaining Northrop Grumman Available Shares. If this reduction occurs, in addition to the reduced number of Northrop Grumman shares, Northrop Grumman will pay, in respect of each Company Share for which a share election was made, cash in lieu of the Northrop Grumman shares that the Company stockholder would have otherwise received. The amount of cash to be paid for each Company Share subject to a share reduction in this situation will be calculated by multiplying $67.50 by the percentage reduction in Northrop Grumman shares issued to Company stockholders making share elections.

          In the case of an over-election for either cash or shares of Northrop Grumman shares, those Company stockholders who fail to make a valid election with respect to their shares will receive the under-elected form of consideration for those shares. If all Company stockholders together make valid cash elections for less than the

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Remaining Cash Amount and valid share elections for fewer than the Remaining
Northrop Grumman Available Shares pursuant to the Northrop Grumman Merger, all of the remaining cash and Northrop Grumman shares that will be paid and issued pursuant to the Northrop Grumman Merger will be allocated pro rata among non-electing holders of Company Shares.

          All references to the Northrop Grumman Merger Agreement are qualified in their entirety by the full text of the Northrop Grumman Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

ITEM 7(C)  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit No.              Description
          -----------              -----------

             2.1 Agreement and Plan of Merger dated as of November 7, 2001, among Northrop Grumman Corporation, Purchaser Corp. I and Newport News Shipbuilding Inc.

            99.1                   Press Release



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Newport News Shipbuilding Inc.

                                             By:   /s/ Stephen B. Clarkson
                                                   -----------------------------
                                             Name:   Stephen B. Clarkson
                                             Title:  Vice President, General
                                                      Counsel and Secretary



November 8, 2001



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                                  EXHIBIT INDEX


     Exhibit No.              Description
     -----------              -----------

        2.1 Agreement and Plan of Merger dated as of November 7, 2001, among Northrop Grumman Corporation, Purchaser Corp. I and Newport News Shipbuilding Inc.

       99.1                   Press Release






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